November 22, 2017 Delek US Holdings, Inc. Investor Presentation - Tel Aviv Stock Exchange

Today’s Speakers 2 Ezra Uzi Yemin (Chairman, President and Chief Executive Officer) Ezra Uzi Yemin has served as the Chairman of our Board since December 2012, as our Chief Executive Officer since June 2004 and as our president and a director since April 2001. Mr. Yemin also served as our treasurer from April 2001 to November 2003 and as our secretary from May 2001 to August 2005. Mr. Yemin’s duties include the formulation of our policies and direction, oversight of executive officers, and overall responsibility for our operation and performance. Mr. Yemin has also served as the chairman of the board of directors and chief executive officer of Delek Logistics GP, LLC since April 2012. Assi Ginzburg (Executive Vice President) Assaf Ginzburg has served as an Executive Vice President since May 2009 and as a vice president since February 2005. Mr. Ginzburg served as our Chief Financial Officer from January 2013 to June 2017. Mr. Ginzburg has also served as a member of the board of directors and an executive vice president of Delek Logistics GP, LLC since April 2012, and as its chief financial officer from January 2013 to June 2017. Mr. Ginzburg has been a member of the Israel Institute of Certified Public Accountants since 2001.

Disclaimers 3 Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; collectively with Delek US, defined as “we”, “our”) and Alon USA Partners, LP (“Alon Partners”) are traded on the New York Stock Exchange in the United States under the symbols “DK”, ”DKL” and “ALDW” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding OPEC crude oil markets, production, pricing, cuts and growth; differentials including increases, trends and the impact of thereof on crack spreads; crude oil quality; the post-merger integration and transition plan with Alon USA Energy Inc. (“ALJ”), including the timing, closing and success thereof; crude oil pricing, production, quality, imports, exports, cuts and location differentials; improvements in global markets; pipeline utilization, expansions and rates; Permian Basin production and takeaway balance; refinery complexity, configurations, utilization, crude oil slate flexibility, capacities, equipment limits, margins, bottlenecks and capital investments; advantages of U.S. refineries to global peers including world distillation capacity and transportation and energy advantages; crack spread cycles and trends; the potential transaction with Alon Partners including the costs, exchange ratio, benefits and synergies thereof and our ability to complete the transaction timely or at all; future crude oil supply at the Company's refineries including link to WTI, differentials, cash flow, EBITDA; our ability to complete the Alkylation project at Krotz Springs successfully or at all and the benefits, flexibility, returns and EBITDA therefrom; future investments in, projects at and growth of our retail, logistics and refining assets and the value and impact thereof; financial strength and flexibility; integration of assets and operations; light product pricing including the relationship of such pricing to the Gulf Coast; future initiatives, valuations, balance sheet, cash, dropdown inventory, cash flow and self help projects including the profitability thereof; cost of capital and capital allocation and value creation relating thereto; our ability to create sustainable value; synergies and efficiencies relating to the ALJ acquisition; future ability to return value to shareholders, future dropdowns and the success thereof; continued safe and reliable operations; opportunities, anticipated future performance and financial position, and other factors. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include, but are not limited to: risks and uncertainties related to the ability to successfully integrate the businesses of Delek US and ALJ; the risk that the combined company may be unable to achieve cost-cutting synergies, or it may take longer than expected to achieve those synergies; uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’, Delek Logistics’ and Alon Partners’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US, Delek Logistics Partners nor Alon Partners undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of EBITDA, distributable cash flow and distribution coverage ratio provides useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. EBITDA, distributable cash flow and distribution coverage ratio should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because EBITDA, distributable cash flow and distribution coverage ratio may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of EBITDA and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix.

Current Refining Market Environment

5  OPEC production increases led to dramatic decline in oil prices  Permian Basin production continued to grow as oil price declined  In November 2016, OPEC agreed to first oil output cut in eight years  Permian Production up 51% since Oct. 2014 and 24% since Nov. 2016 Permian Production, 2018-2019: Simmons & Company research, May 2017. US Crude Oil Production is Growing - 2,000 4,000 6,000 8,000 10,000 12,000 $- $20 $40 $60 $80 $100 $120 $140 $160 Ja n -0 7 Ju l-0 7 Ja n -0 8 Ju l-0 8 Ja n -0 9 Ju l-0 9 Ja n -1 0 Ju l-1 0 Ja n -1 1 Ju l-1 1 Ja n -1 2 Ju l-1 2 Ja n -1 3 Ju l-1 3 Ja n -1 4 Ju l-1 4 Ja n -1 5 Ju l-1 5 Ja n -1 6 Ju l-1 6 Ja n -1 7 Ju l-1 7 2Q 1 8 E 4Q 1 9 E P rod u ct io n , B ar re ls pe r d ay , i n 0 0 0 $ pe r b ar re l WTI $/bbl Permian Oil Prod. (MBbl/d) US Oil Production

Differential is additive to crack spread trends in the current market environment WTI-Brent Crude Oil Price Differential Trends Improving 6 1) Differential source: Bloomberg 11/17/18. -$30 -$25 -$20 -$15 -$10 -$5 $0 $5 $10 Jan -0 7 A u g-0 7 M ar-0 8 Oct -0 8 M ay-0 9 D e c-0 9 Ju l-1 0 Fe b -1 1 Se p -1 1 A p r-1 2 N o v-1 2 Ju n -1 3 Jan -1 4 A u g-1 4 M ar-1 5 Oct -1 5 M ay-1 6 D e c-1 6 Ju l-1 7 S p er b b l. WTI vs Brent, $/bbl (1)  WTI versus Brent has widened  Began in early 2017  Primary drivers of this change include:  Global market improvement - OPEC cuts  Current WTI price supports production in U.S.  Increased light production from Shale plays  Transportation cost to clear in the export market  Increased production of light domestic crude oil  Permian Basin production has continued to grow  Light barrels will need to clear the market

WTI versus Mars and Maya differentials favor light crude oil refineries Light-Heavy Crude Oil Price Differential Trends Improving 7 1) Differential source: Argus – November 20, 2017; NYMEX futures prices. -$6.00 -$4.00 -$2.00 $0.00 $2.00 $4.00 $6.00 Jan -1 5 M ar-1 5 M ay-1 5 Ju l-1 5 Se p -1 5 N o v-1 5 Jan -1 6 M ar-1 6 M ay-1 6 Ju l-1 6 Se p -1 6 N o v-1 6 Jan -1 7 M ar-1 7 M ay-1 7 Ju l-1 7 Se p -1 7 N o v-1 7 S p er b b l. WTI vs Mars, $/bbl (1) -$2.00 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 Jan -1 5 M ar-1 5 M ay-1 5 Ju l-1 5 Se p -1 5 N o v-1 5 Jan -1 6 M ar-1 6 M ay-1 6 Ju l-1 6 Se p -1 6 N o v-1 6 Jan -1 7 M ar-1 7 M ay-1 7 Ju l-1 7 Se p -1 7 N o v-1 7 S p er b b l. WTI vs Maya, $/bbl (1)  Light – Heavy crude oil differential has narrowed during 2017  OPEC cuts have primarily been medium sour barrels  Heavy sour production declines in Mexico and Venezuela  Majority of barrels from the U.S. shale production are light sweet  This change in differentials affects the Gulf Coast refining complex economics  Most US Gulf Coast refineries are configured to run medium/heavy  Significant impact on effective refinery capacity as light crude oil is increased  Capital investment can be significant to overcome bottlenecks

8 1. Sources: Oil & Gas Journal and Stancil data. 2. Henry Hub natural gas prices. U.S. Refineries have Advantages compared to Global Peers  US Refiners are more complex on average allowing more production flexibility  U.S. complexity 11.5 versus 7.0 global average  In addition to complexity, advantages include:  Transportation advantage – Crude oil production near consumers  Energy advantage with declining natural gas prices  Crude oil differentials favor U.S. as domestic crude oil production has increased World Refining Crude Oil Distillation Capacity (1) (Barrels per Calendar Day unless otherwise noted) $0 $2 $4 $6 $8 $10 $12 $14 Jan -0 5 Se p -0 5 M ay-0 6 Jan -0 7 Se p -0 7 M ay-0 8 Jan -0 9 Se p -0 9 M ay-1 0 Jan -1 1 Se p -1 1 M ay-1 2 Jan -1 3 Se p -1 3 M ay-1 4 Jan -1 5 Se p -1 5 M ay-1 6 Jan -1 7 Se p -1 7 S p er M M B tu US Natural Gas Prices (1)

Crack Spread Cycle Turning Up Crack spread at highest since 2015 and expected to continue upward trend 9 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 1 0 -J a n -1 0 1 0 -Ma r- 1 0 1 0 -Ma y -1 0 1 0 -J u l- 1 0 1 0 -S e p -1 0 1 0 -N o v -1 0 1 0 -J a n -1 1 1 0 -Ma r- 1 1 1 0 -Ma y -1 1 1 0 -J u l- 1 1 1 0 -S e p -1 1 1 0 -N o v -1 1 1 0 -J a n -1 2 1 0 -Ma r- 1 2 1 -Ma y -1 2 1 -J u l- 1 2 1 -S e p -1 2 1 -N o v -1 2 2 -J a n -1 3 2 -Ma r- 1 3 2 -Ma y -1 3 2 -J u l- 1 3 2 -S e p -1 3 2 -N o v -1 3 2 -J a n -1 4 2 -Ma r- 1 4 2 -Ma y -1 4 2 -J u l- 1 4 2 -S e p -1 4 2 -N o v -1 4 2 -J a n -1 5 2 -Ma r- 1 5 2 -Ma y -1 5 2 -J u l- 1 5 2 -S e p -1 5 2 -N o v -1 5 2 -J a n -1 6 2 -Ma r- 1 6 2 -Ma y -1 6 2 -J u l- 1 6 2 -S e p -1 6 2 -N o v -1 6 2 -J a n -1 7 2 -Ma r- 1 7 2 -Ma y -1 7 2 -J u l- 1 7 2 -S e p -1 7 2 -N o v -1 7 2 -J a n -1 8 2 -Ma r- 1 8 2 -Ma y -1 8 Q 3 2 0 1 8 2 0 1 9 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel (1) Source: Platts as of November 20, 2017; 5-3-2 crack spread based on HSD. Mitsui Forward Curve as of November 13, 2017 (2) Crack Spreads: (+/-) Contango/Backwardation 2010 Avg: $9.08 2011 Avg: $23.78 2012 Avg: $26.91 2013 Avg: $18.08 2014 Avg: $12.60 2015 Avg: $15.67 2016 Avg: $10.36 2017 Avg: $14.04 2018F Avg: $17.66 2010 Brent- WTI Diff: $(0.67) 2011 Brent- WTI Diff: $(15.81) 2012 Brent- WTI Diff: $(17.57) 2013 Brent- WTI Diff: $(10.77) 2014 Brent- WTI Diff: $(6.48) 2015 Brent- WTI Diff: $(4.86) 2016 Brent- WTI Diff: $(1.71) 2017 Brent- WTI Diff: $(4.01) 2018F Brent- WTI Diff: $(5.58)

Delek US Overview

11 Current Delek US Corporate Structure (1) As of September 30, 2017, a 5.4% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest is indirectly held by Delek US. (2) Market cap based on share and unit prices on November 20, 2017. 94.6% ownership interest (1) 2.0% interest General partner interest Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL Market Cap: $694 million Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK Market Cap: $2.5 billion 61.5% interest in LP units Alon USA Partners, LP NYSE: ALDW Market Cap: $932 million 81.6% interest Focused on simplifying the structure • On Nov. 8, 2017 a definitive agreement was reached to acquire the remaining limited partner units of ALDW that Delek US does not already own in an all stock transaction. • Exchange ratio of 0.49 shares of Delek US for each ALDW common unit not already owned by Delek US, subject to customary closing conditions

Investment Highlights 12 • Net income of $1.29 per share • Adjusted net income of $0.81 per share • Adjusted EBITDA of $195.9 million Strong Third Quarter 2017 Performance (1) • Closed on July 1, 2017 • Purchased the remaining 53% ownership that DK did not already own in an all stock transaction; exchange ratio 0.5040 share of DK for each share for ALJ • Reached definitive agreement to purchase remaining ALDW units on November 8, 2017 Alon Acquisition Opportunities to Unlock Value •September 30, 2017 balance sheet: •Delek US: $831.7 million of cash; $1,427.8 million of debt •Includes $5.3 million cash and $401.3 million debt of DKL Flexible Financial Position to Support Growth (1) Please see page 36 for reconciliation of GAAP to non GAAP amounts.

Integrated Company with Asset Diversity and Scale Strategically Located Assets with Permian Basin Exposure 13 Retail • Approximately 300 stores • Southwest US locations • Largest licensee of 7- Eleven stores in the US • West Texas wholesale marketing business Asphalt • 14 asphalt terminals located in TN, OK, TX, WA, CA, AZ and NV • Largest asphalt supplier in CA and second largest asphalt supplier in TX Refining (1) • 7th largest independent refiner • 302,000 bpd in total • El Dorado, AR • Tyler, TX • Big Spring, TX • Krotz Springs, LA • Own 81.6% of LP/100% of GP of ALDW, which owns Big Spring Logistics • 9 terminals • Approximately 1,290 miles of pipeline • 8.5 million bbls of storage capacity • West Texas wholesale • Joint venture crude oil pipelines: RIO / Caddo • Own 63.5%, incl. 2% GP, of DKL 1) California refineries have not operated since 2012. Renewables Approx. 61m gallons Biodiesel: • Crossett, AR • Cleburne, TX Renewable Diesel/Jet: • California

Strategic Combination with Financial Flexibility to Support Growth and Unlock Value

Delek US

- Grown through opportunistic acquisitions across multiple market cycles
- Expertise to invest in/improve operations
- Strong balance sheet

ALON USA

- Low cost reliable operator
- Retail expertise/largest 7-Eleven licensee
- Asphalt blending and marketing expertise
- Historically capital constrained

Creates a Permian Focused Refining System with Broadened Marketing Reach
Initiatives underway to unlock sustainable value from combined organization

Synergies	Improve Operations	Unlock Logistics Value	Simplify Structure
• Target - $85 million to $105 million annual synergies by 2018 • Captured - $53 million on annualized basis through September 2017	• Krotz Springs Refinery – Reduce cost; add flexibility; increase WTI-linked crude • California Assets – Derive Value from asset base through asset sale program and reducing cost	• Potential Growth for DKL - $78 million of EBITDA for potential future dropdowns • Dropdowns provides cash flow back to Delek US	• ALDW Transaction – Announced agreement to purchase remaining 18.4% of ALDW LP units that Delek US does not own, subject to customary closing conditions.

14

WTI-Linked Crude Oil Refining System

System with Over 300,000 bpd of Crude Oil Throughput Capacity (~69% Permian Basin Based) WTI-Linked Refining System with Permian Based Crude Oil Slate 16 Tyler, Texas • 75,000 bpd crude throughput • 8.7 complexity • Light crude refinery • Permian Basin and east Texas sourced crude El Dorado, Arkansas • 80,000 bpd crude throughput • 10.2 complexity • Flexibility to process medium and light crude • Permian Basin, local Arkansas, east Texas and Gulf Coast crudes Big Spring, Texas • 73,000 bpd crude throughput • 10.5 complexity • Process WTI and WTS crude • Located in the Permian Basin Krotz Springs, Louisiana • 74,000 bpd crude throughput • 8.4 complexity • Permian Basin, local and Gulf Coast crude sources Crude Oil Supply is Primarily WTI Linked barrels - Currently approximately 262,000 barrels per day/95.6 million barrels per year; $1/bbl. change in WTI-Brent differential is approximately $96 million of EBITDA Big Spring 73 kbpd 26.6 m bbls 100% WTI linked Tyler 75 kbpd 27.4 m bbls 100% WTI linked El Dorado 80 kbpd 29.2 m bbls 100% WTI linked Krotz 74 kbpd 27.0 m bbls 46% WTI linked

By 2018 WTI-linked barrels accounted for 90% of the crude oil slate; Benefitting from Current Differentials Delek US’ WTI Linked Crude Oil Supply has Continued to Grow 17 Ability to increase WTI-linked barrels in 2018 • Krotz Springs – LLS vs Midland – Ability to increase Midland barrels by 10 kbpd; each $1 increase in differential equates to $3.7 million EBITDA when differential is above $3.50/bbl • This would increase WTI-linked barrels to approximately 272,000 barrels per day/99.3 million barrels per year; $1/bbl change in Midland-Brent differential is approximately $99 million of EBITDA in 2018 • significant cash flow potential from refining assets 18,250 20,450 34,485 41,947 43,875 46,887 48,703 56,575 99,304 6,051 39,069 0 20,000 40,000 60,000 80,000 100,000 120,000 2010 2011 2012 2013 2014 2015 2016 2017 Current Prod. 2018 E In 0 0 0 o f B ar rel s DK WTI Linked Bbls Acquisition 26,501 95,644

Expected annual EBITDA $35-$40 million; Target completion in 1Q19 Krotz Springs Alkylation Project 18 • Alkylation unit with 6,000 bpd capacity • Approx. $103.0 estimated capital costs with $20.0 million spent as of Sept. 30, 2017 • Improves refinery flexibility • Converts lower priced iso-butane into higher value alkylate • Enables multiple summer grades of gasoline to be produced • Increases octane to produce premium gasoline • Ability to access local markets • Estimated project returns • Estimated annual EBITDA (1) $35-$40 million • Driven by the conversion/Reduces dependency on crack spread environment for project return • Economics based on 67 cents/gallon spread between CBOB 7.8 and iso-butane • Sensitivity: each 10 cents/gallon change equals $3.2 million EBITDA change 0.69 0.97 1.23 1.21 0.90 0.61 0.65 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 Sp re ad , CP G Gulf Coast CBOB 7.8 – Isobutane Spread 38.4 44.0 22.2 22.2 8.0 8.0 11.1 8.7 Base Alky Change in Yields, in 000 bpd Gasoline Diesel/Jet Heavy Oils Other 1) Please see page 37 for a reconciliation of forecasted EBITDA to forecasted net income.

Opportunities for Retail

Integrated wholesale marketing and retail network at Big Spring; complementary to DKL west Texas

Current Retail Operations

- Approximately 300 store retail system in Central/west Texas and New Mexico
    - Supplies ~635 branded sites, including substantially all of Alon's retail sites
- Opportunity to invest in business to improves store base and grow over time to increase retail system value



Albuquerque
Phoenix
Tucso
n
Wichita
Falls
Abilene
Big Spring
Tyl
er
El
Dorado
El
Paso
Krotz
Spring
s
Legen
d:
Refineries
Branded license agreement and payment card location
Branded company-operated and distributor location
Unbranded supply available
DKL served terminals

Prior Retail Experience

- Built Southeast U.S. retail system with 348 stores
- In November 2016 sold the network for $535.0 million, net cash proceeds of $377.3 million before tax
- Deal value of approximately 12.7x EBITDA multiple

Comparative Retail Transaction EBITDA Multiples



Median: 10.4x
13.6x
16.4x
6.9x
7.9x
19.3x
7.8x
10.4x
12.7x
Susser (2014)
Hess (2014)
Pioneer (2014)
Aloha (2014)
Warren (2014)
Pantry (2014)
CST Brands (2016)
DK Retail (2016)

19

Logistics Assets Positioned for Growth

 ~805 miles (1) of crude oil and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX  ~ 600 mile crude oil gathering system in AR  Storage facilities with 7.3 million barrels of active shell capacity  Rail Offloading Facility Pipelines/Transportation Segment  Wholesale and marketing business in Texas  9 light product terminals: TX, TN, AR  Approx. 1.2 million barrels of active shell capacity Wholesale/Terminalling Segment 21 Logistics Assets Positioned to Benefit from Permian Basin Activity Growing logistics assets support crude oil sourcing and product marketing for customers (1) Includes approximately 240 miles of leased pipeline capacity. (2) DK assets acquired through the ALJ acquisition which creates potential for drop-down assets to DKL. Drop-down subject to Delek Logistics' conflicts committee review and approval. Market information based on Nov. 20, 2017. NY008LRP - 912119_1.wor - rL - r- rLL P 912119_1.wo San Angelo Fort Worth Dallas Waco Tyler Shreveport Monroe El Dorado Beaumont New Orleans Little Rock Memphis Brentwood Nashville Knoxville Abilene Big Spring Krotz Springs NY008LRP - 912119_1.wor - rL 1.P 912119_ SALA GATHERING SYSTEM AR LA Magnolia El Dorado (NY008LRP) 912119_1.wor1. r(NY008LR ) 912119_ rr) 912119 1.1.) 912119(NY008LRP _ o(NY008LR _ EAST TEXAS LOGISTICS SYSTEM Mt. Pleasant Big Sandy Longview Kilgore Henderson Tyler DELEK THIRD- PARTY ASSETS Enterprise Pipeline (Product) Delek US Refinery DELEK LOGISTICS (DKL) Product Terminal Product Tank Farm Product Pipeline Corporate Headquarters Crude Tank Farm Crude Pipeline Third Party Terminal Product Terminal Asphalt Terminal West Coast Asphalt Terminals (2)  Mojave, Phoenix, Elk Grove and Bakersfield NY008LRP - 912119_1.wor - .L P rY008 912119_1- .- .P rP r008L 912119_1L008 912119_1Y R - . o - .Y Paramount/ Long Beach Mojave CA Bakersfield Elk Grove Flagstaff Phoenix NV AZ Overview  NYSE: DKL  Current Price: $27.40/unit  Market Capitalization: $694.3 million  Total Distribution Since IPO: $10.65/unit  3Q17 Net Income: $16.9 million  3Q17 EBITDA: $29.7 million

Increased Drop Down Inventory Creates Platform to Support Logistics Growth 22 Potential Growth for DKL • Delek Logistics Partners provides platform to unlock logistics value • Increased access to Permian and Delaware basin through presence of Big Spring refinery • Improves ability to develop crude oil gathering and terminalling assets 1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, timing of Paline Pipeline 7,000 bpd capacity expansion, actual performance of the assets and Delek Logistics in the future. 2) Based on 7x multiple. Assumed for illustrative purposes. Will vary based on market conditions and valuations at the time of the dropdown of each asset. 3) Please see page 38 for a reconciliation of EBITDA. Strong EBITDA Growth Profile Supporting Distribution Growth (1) $108 $12 $8 $34 $32 $194 $- $50.0 $100.0 $150.0 $200.0 $250.0 LTM DKL EBITDA 9/30/2017 Asphalt Drop down Inventory Annualized EBITDA - Paline expansion Big Spring Drop Down Inventory Krotz Springs Drop Down Inventory Total EBITDA Potential • Drop downs, excluding Krotz Springs, could create significant cash flow to Delek • $42-$50m EBITDA equates to ~$300-350m cash proceeds to DK (2) • Provides visibility for continued DKL LP double digit distribution growth • Significant GP benefits Potential Dropdown Items from Alon Acquisition Estimated EBITDA ($ million / year) Asphalt Terminals $11-13 Big Spring Asphalt Terminal $9-11 Big Spring assets $8-10 Big Spring Wholesale Marketing $14-16 Total Excluding Krotz Springs $42-50 Krotz Springs assets $30-34 Total $72-84 (3) ($ in millions) Note: based on DKL LTM EBITDA + potential dropdowns + Paline expansion Potential Timing 4Q17 1H18 2019 1Q18

Delek Logistics Financial Update

24 (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 42 for reconciliation. (3) 3Q17 based on total distributions paid on November 14, 2017. (4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.83x 3.88x 3.72x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 DKL: Increased Distribution with Conservative Coverage and Leverage Distribution per unit has been increased nineteen consecutive time since the IPO Distributable Cash Flow Coverage Ratio (2)(3) Leverage Ratio (4) $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 $0.690 $0.705 $0.715 MQD (1)1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Increased 90.7% through 3Q 2017 distribution 1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.23x 1.47x 1.50x 1.17x 1.19x 1.31x 0.99x 0.90x 0.98x 1.07x 0.97x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q16 1Q17 2Q17 3Q17 Avg. 1.35x in 2013 Avg. 1.68x in 2014 Avg. 1.37x in 2015 Avg. 1.09x in 2016 Avg. 1.01x in 2017

25 Delek US GP and IDR Ownership is in DKL in the high splits Future Potential Dropdowns to DKL Benefit Delek US Cash Flow Supports Long Term Distribution Growth at Delek Logistics Total Quarterly Distribution Per Unit Target Amount Unitholders General Partner Minimum Quarterly Distribution below $0.37500 98.0% 2.0% First Target Distribution $0.37500 to $0.43125 98.0% 2.0% Second Target Distribution $0.43125 to $0.46875 85.0% 15.0% Third Target Distribution $0.46875 to $0.56250 75.0% 25.0% Thereafter above $0.56250 50.0% 50.0% • DKL Distribution was $0.715/unit for 3Q 2017 • DKL distribution growth target per LP unit of at least 10% annually through 2019 • Delek US Ownership: • 61.5% of LP Units • 2% GP Interest (1) Based on no change in number of units and assumes all units are paid distribution, including IDRs to Delek US and its affiliates. Targeted annual growth rate in distribution based on 10% through 2019 per Delek Logistics guidance in 4Q16 earnings release. Growth based on declared amounts. Growth from 2019 to 2020 based on 10% per year. Delek US and affiliates own approximately 61% of limited partner units and 100% of the general partner units. Information for illustrative purposes only, actual amounts will be determined by Delek Logistics based on future performance and pursuant to its partnership agreement. Assumed Annual Distribution (LP and GP) to Delek US if Delek Logistics were to have a long term distribution growth of 10% per year.(1) Combination of all Alon logistic assets, including asphalt, could potentially support growth to 2020 $28.1 $33.1 $38.3 $42.7 $47.0 $51.7 $56.8 $1.9 $5.0 $12.4 $18.8 $25.7 $33.2 $41.6 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2014 2015 2016 2017E 2018E 2019E 2020E Distribution - LP Distribution - GP $ in millions 2016 – 2020E GP distribution CAGR +35%

DKL: Consistent Distribution Growth Returned Value to Unitholders



Price per LP unit + .Cumulative Distribution/unit
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
Nov-12
Dec-12
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May-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
$10.65 cumulative Distribution/ LP unit
DKL Close
Cumulative Distribution

(1) Quarterly distributions are included based on payment date to calculated cumulative distribution during period since IPO in November 2012. Data through 11/20/17.

26

Solid Financial Position

28 Source: Company reports, Bloomberg and J.P. Morgan estimates; J.P. Morgan 3Q summary report on 11/13/17 Strong Performance by Delek US in 3Q17 Versus Expectations Delek US led the refining sector with actual results compared to early October expectations 41% 41% 37% 25% 21% 20% 13% 2% DK MPC HFC Average VLO PBF ANDV PSX Refining Sector % beat vs October 5th consensus estimates

Financial Strength and Flexibility to Support Initiatives At September 30, 2017 approximately $832 million of cash 29 • Focused on growing business, while maintaining financial flexibility • Sold retail assets in Nov. 2016 for $535 million • Closed Alon transaction on July 1, 2017 • At September 30 cash balance of $832 million and net debt of $596 million • Net debt of $200 million excluding DKL related cash/debt • Current balance sheet should have financial flexibility to support: • Opportunity for cost of capital benefits from combination estimated to be approximately $20 million • Capital allocation program focused on investment, return to shareholders and growth over cycle 1) Amounts prior to 4Q16 have been adjusted to remove cash associated the retail operations that were sold in November 2016. 2) Based on company filings as of 9/30/17. Capitalization as of September 30, 2017 (2) Cash Balance ($MM) (1) $40 $219 $590 $383 $430 $287 $689 $832 2010 2011 2012 2013 2014 2015 2016 3Q17 ($ in millions) Current Debt $351.0 Long-Term Debt 1,076.8 Total Debt $1,427.8 Cash ($831.7) Net Debt Delek US Consolidated $596.1 Delek Logistics Total Debt $401.3 Cash ($5.3) Net Debt Delek Logistics $396.0 Net Debt Delek US excluding DKL $200.1

 Invest in the business  Forecast 2017 capex includes spending on Alon assets for six months  Commenced Alky unit project at Krotz Springs  2018 El Dorado Turnaround planning underway  Consent decree spending at Big Spring  Programs in place allow different options to return cash to shareholders  Regular dividend  $150 million DK share repurchase plan(1)  $30 million DKL limited partner unit repurchase plan(1) Capital Allocation Focused on Long-Term Value Creation 30 Dividends Declared ($/share) $0.15 $0.15 $0.15 $0.21 $0.55 $0.60 $0.60 $0.60 $0.60 $0.18 $0.39 $0.40 $0.40 $0.15 $0.15 $0.33 $0.60 $0.95 $1.00 $0.60 $0.60 $0.60 2009 2010 2011 2012 2013 2014 2015 2016 LTM 3Q17 Regular Special $37 $75 $42 $6 $150 2013 2014 2015 2016 Current Authorization DK Share Repurchases ($MM) 1) These plans do not have expiration dates. $88.6 $157.1 $213.6 $191.0 $46.3 $161.6 2012A 2013A 2014A 2015A 2016A 2017E Historical Capital Spending ($ in millions) (1)

Robust Opportunity from DK/ALJ Combination to Create Value 31 Corporate Cost of Capital Target $85-$105 ($ in millions) Initiatives Underway across the company To Date 9/30/17 $53  Balance sheet with $832 million of cash supports company initiatives  WTI-Linked refining system  Margins benefiting from wider discount between WTI and Brent crude oil  Initiatives underway to unlock value  $35 to $40 million of annual EBITDA expected from alky project at Krotz Springs to be completed in 1Q19  $78 million of potential logistics EBITDA in dropdown inventory can create cash flow to Delek US  ALDW Transaction would simplify corporate structure and allow reallocation of ALDW distribution to business investments  $8.0 million of potential EBITDA from increased capacity on the Paline Pipeline  $40.0-$45.0 million potential cost savings by divesting all California assets; cash flow to Delek from asset sales Synergies from Combination Expected to be Achieved in 2018 Commercial Operational

Valuation Comparison Current Valuation Below Peer EV to EBITDA (1) 32 (1) Based on NASDAQ IR Insights/Factset as of 11/20/17.  Consensus EBITDA(1) 2018: $553 million; 2019: $543 million  Current valuation for Delek US below peer group may create attractive opportunity 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x 10.0x EV/EBITDA 2018 2019 18 avg 19 avg

33 Complementary Logistics Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Long Term Shareholder Returns Financial Flexibility WTI-Linked Refining System Questions and Answers An Integrated and Diversified Refining, Logistics and Marketing Company

34 Additional Information No Offer or Solicitation This communication relates to a proposed business combination between Delek US and Alon Partners. This announcement is for informational purposes only, and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities, or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information and Where to Find It This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition transaction, a registration statement on Form S-4 will be filed with the SEC that will include a consent statement of Alon Partners. Delek US also plans to file other relevant materials with the SEC. UNITHOLDERS OF ALON PARTNERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE CONSENT STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final consent solicitation /prospectus will be mailed to unitholders of Alon Partners. Investors and security holders will be able to obtain the documents, and any other documents that Delek US has filed with the SEC, free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Delek US will be available free of charge by (1) accessing Delek US’ website at www.delekus.com under the "Investor Relations" link and then under the heading "SEC Filings"; (2) writing Delek US at 7102 Commerce Way, Brentwood, TN 37027, Attention: Investor Relations; or (3) writing Alon Partners at 7102 Commerce Way, Brentwood, TN 37027, Attention: Investor Relations. Participants in the Solicitation Delek US, Alon Partners and their respective directors and executive officers may be deemed to be participants in the solicitation of consents in favor of the acquisition from the unitholders of Alon Partners. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the consent statement/prospectus regarding the proposed acquisition when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Appendix

Non GAAP Reconciliations Delek US EPS and EBITDA 36 Three Months Ended September 30, 2017 Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA (Unaudited) Reported net income (loss) per share attributable to Delek $ 104.4 Add: Interest expense, net 33.2 Income tax expense 133.5 Depreciation and amortization 46.9 EBITDA 318.0 Adjustments Net inventory valuation (gain) loss (11.6) Asset write offs 0.7 Business interruption proceeds — Unrealized hedging loss (gain) 10.9 Loss on impairment of equity method investment in Alon — Inventory fair value adjustment 33.2 Transaction related expenses 18.4 Gain on equity method investment in Alon (190.1) Non controlling interest 10.0 Discontinued operations loss (gain) 6.4 Total adjustments (122.1) Adjusted EBITDA $ 195.9 Three Months Ended September 30, 2017 Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted Net Income (Loss) (Unaudited) Reported net income (loss) per share attributable to Delek $ 1.29 Adjustments, after tax (per share) (13) Net inventory valuation (gain) loss (0.09) Asset write offs 0.01 Business interruption proceeds — Unrealized hedging loss (gain) 0.09 Loss on impairment of equity method investment — Inventory fair value adjustment 0.23 Transaction related expenses 0.15 Gain on equity method investment in Alon (1.48) Deferred tax write-off 0.58 Discontinued operations loss (gain) 0.05 Total adjustments (0.48) Adjusted net income (loss) per share $ 0.81

Non GAAP Reconciliations of Potential Alky Unit EBITDA (1) 37 (1) Based on projected range of potential future performance from the alkylation unit project at Krotz Springs. Amounts of EBITDA, net income and timing will vary. Actual amounts will be based on timing of completion, performance of the project and market conditions. Reconciliation of Forecast U.S. GAAP Net Income (Loss) to Forecast EBITDA for Alkylation Project Forecasted Range Forecasted Net Income $ 17.8 $ 21.0 Add: Interest Expense, net — — Income tax expense 10.3 12.1 Depreciation and amortization 6.9 6.9 Forecasted EBITDA $ 35.0 $ 40.0

Non GAAP Reconciliations of Potential Dropdown EBITDA (1) 38 (1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. Income taxes are not considered material for DKL and therefore not included in the adjustments in determining EBITDA. Reconciliation of Forecasted Logistics Dropdown EBITDA to Forecasted Amounts under US GAAP Delek Logistics Partners LP ($ in millions) Forecasted Net Income Range 13.6$ 15.9$ Add: Depreciation and amortization expenses 33.6$ 39.2$ Add: Interest and financing costs, net 24.8$ 28.9$ Forecasted EBITDA Range 72.0$ 84.0$ Potential Dropdown Range

Delek US Focused on Growth through Acquisitions

Assets Purchased	2005 to 2007	2011 to 2012	2013 to Current
Crude Oil Gathering		2011 SALA Gathering Lion Oil acquisition	Increased Gathering East and West Texas
Crude Oil Logistics		2011 Paline Pipeline $50 mm 2012 Nettleton Pipeline $12.3 mm	DKL Joint Ventures RIO Pipeline Caddo Pipeline Exp. Inv.: ~$104 mm
Refining	2005 Tyler refinery & related assets $68.1 mm(1)	2011 Lion refinery & related pipeline & terminals $228.7 mm(1)	2013 Biodiesel Facility $5.3 mm 2014 Biodiesel Facility $11.1 mm 2015 47% ownership in Alon USA 2017 Acquired rest of Alon USA
Product Logistics	2006 Abilene & San Angelo terminals $55.1 mm	2012 Big Sandy terminal & pipeline $11.0 mm	2013 Tyler-Big Sandy Pipeline $5.7 mm 2013 North Little Rock Product Terminal $5.0 mm 2014 Mt. Pleasant System $11.1 mm (2) 2014 Frank Thompson Transport $11.9 mm
Retail	Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm	2011 - 2014 Building new large format convenience stores	2015 47% ownership in Alon USA 2016 Sold MAPCO for $535mm 2017 Acquired rest of Alon USA

(1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries.
(2) Mt. Pleasant includes $1.1 million of inventory.

Refinery Segment | Logistics Segment | Retail Segment

39

U.S. Refining Environment Trends

Refined Product Margins and WTI-Linked Feedstock Favor Delek US



Brent-WTI Cushing Spread Per Barrel (1)
WTI 5-3-2 Gulf Coast Crack Spread Per Barrel(2)
LLS 5-3-2 Gulf Coast Crack Spread Per Barrel(2)
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17

(1) Source: Platts as of November 8, 2017; 5-3-2 crack spread based on HSD
(2) Crack Spreads: (+/-) Contango/Backwardation

40

($14.00) ($12.00) ($10.00) ($8.00) ($6.00) ($4.00) ($2.00) $0.00 $2.00 Ja n -1 1 Fe b -1 1 M ar -1 1 A p r- 11 M ay -1 1 Ju n -1 1 Ju l-1 1 A u g- 1 1 Se p -1 1 O ct-1 1 N o v- 1 1 De c- 1 1 Ja n -1 2 Fe b -1 2 M ar -1 2 A p r- 12 M ay -1 2 Ju n -1 2 Ju l-1 2 A u g- 1 2 Se p -1 2 O ct-1 2 N o v- 1 2 De c- 1 2 Ja n -1 3 Fe b -1 3 M ar -1 3 A p r- 13 M ay -1 3 Ju n -1 3 Ju l-1 3 A u g- 1 3 Se p -1 3 O ct-1 3 N o v- 1 3 De c- 1 3 Ja n -1 4 Fe b -1 4 M ar -1 4 A p r- 14 M ay -1 4 Ju n -1 4 Ju l-1 4 A u g- 1 4 Se p -1 4 O ct-1 4 N o v- 1 4 De c- 1 4 Ja n -1 5 Fe b -1 5 M ar -1 5 A p r- 15 M ay -1 5 Ju n -1 5 Ju l-1 5 A u g- 1 5 Se p -1 5 O ct-1 5 N o v- 1 5 De c- 1 5 Ja n -1 6 Fe b -1 6 M ar -1 6 A p r- 16 M ay -1 6 Ju n -1 6 Ju l-1 6 A u g- 1 6 Se p -1 6 O ct-1 6 N o v- 1 6 De c- 1 6 Ja n -1 7 Fe b -1 7 M ar -1 7 A p r- 17 M ay -1 7 Ju n -1 7 Ju l-1 7 A u g- 1 7 Se p -1 7 O ct-1 7 N o v- 1 7 WTI Midland vs. WTI Cushing Crude Oil Pricing Access to Midland Crude Oil Benefits Margins ($ per barrel) Approx. 207,000 bpd of Midland crude oil in DK system 41 Source: Argus – as of November 8, 2017

DKL: Reconciliation of Cash Available for Distribution

(dollars in millions, except coverage)	1Q13 [2]	2Q13 [2]	3Q13 [2]	4Q13 [2]	2013 [2]	1Q14 [2]	2Q14 [2]	3Q14 [2]	4Q14 [2]	2014 [2]
Reconciliation of Distributable Cash Flow to net cash from operating activities										
Net cash provided by operating activities	$2.0	$18.7	$19.9	$8.9	$49.4	$14.4	$31.2	$20.1	$20.8	$86.6
Accretion of asset retirement obligations	(0.0)	(0.1)	(0.0)	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)	0.0	(0.2)
Deferred income taxes	0.0	0.0	(0.1)	(0.3)	(0.3)	0.0	(0.1)	(0.0)	0.2	0.1
Gain (Loss) on asset disposals	-	-	-	(0.2)	(0.2)	-	(0.1)	-	(0.0)	(0.1)
Changes in assets and liabilities	12.1	(4.9)	(5.1)	6.3	8.3	3.4	(6.0)	(1.6)	3.0	(1.2)
Maint. & Reg. Capital Expenditures	(1.3)	(1.1)	(1.3)	(1.8)	(5.1)	(0.8)	(1.0)	(0.8)	(3.9)	(6.5)
Reimbursement for Capital Expenditures	0.3	0.2	-	0.4	0.8	-	-	-	1.6	1.6
Distributable Cash Flow	$13.1	$12.8	$13.4	$13.3	$52.9	$17.0	$24.0	$17.7	$21.8	$80.3
Coverage [1]	1.39x	1.32x	1.35x	1.30x	1.35x	1.61x	2.02x	1.42x	1.67x	1.68x
Total Distribution [1]	$9.4	$9.7	$9.9	$10.2	$39.3	$10.5	$11.9	$12.4	$13.1	$47.9

(dollars in millions, except coverage)	1Q15 [2]	12Q15 [2]	3Q15 [2]	4Q15 [2]	2015 [2]	1Q16	2Q16	3Q16	4Q16	2016	1Q17	2Q17	3Q17
Reconciliation of Distributable Cash Flow to net cash from operating activities													
Net cash provided by operating activities	$15.9	$30.8	$20.2	$1.3	$68.2	$26.4	$31.2	$29.2	$13.9	$100.7	$23.5	$23.9	$30.5
Accretion of asset retirement obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(8.4)
Deferred income taxes	(0.2)	0.2	0.0	0.0	(0.0)	-	-	-	0.2	0.2	-	(0.1)	(0.7)
Gain (Loss) on asset disposals	(0.0)	0.0	-	(0.1)	(0.1)	0.0	-	(0.0)	-	0.0	(0.0)	0.0	0.4
Changes in assets and liabilities	3.3	(7.3)	3.6	20.5	20.1	(5.4)	(7.1)	(10.0)	7.7	(14.9)	(3.6)	0.9	(0.1)
Maint. & Reg. Capital Expenditures	(3.3)	(3.9)	(3.5)	(2.7)	(11.8)	(0.7)	(0.9)	(0.7)	(3.6)	(5.9)	(2.2)	(2.1)	(0.1)
Reimbursement for Capital Expenditures	1.2	1.4	2.3	0.0	5.2	0.2	0.6	0.7	0.4	1.9	3.1	0.8	0.0
Distributable Cash Flow	$16.8	$21.1	$22.6	$18.9	$81.3	$20.4	$23.7	$19.1	$18.5	$81.7	$20.6	$23.4	$21.6
Coverage [1]	1.23x	1.47x	1.50x	1.17x	1.37x	1.19x	1.31x	0.99x	0.90x	1.09x	0.98x	1.07x	0.97x
Total Distribution [1]	$13.7	$14.4	$15.1	$16.1	$59.3	$17.1	$18.1	$19.3	$20.5	$75.0	$21.0	$21.8	$22.3

(1) Distribution based on actual amounts distributed during the periods; does not include a LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution.
(2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.

Note: May not foot due to rounding and annual adjustments that occurred in year end reporting.

42

DKL: Income Statement and Non-GAAP EBITDA Reconciliation

	Forecast 9/30/13 (1)(2)(3)	1Q13 (4)	2Q13 (4)	3Q13 (4)	4Q13 (4)	2013 (4)	1Q14 (4)	2Q14	3Q14	4Q14	2014 (4)	1Q15 (5)	2Q15	3Q15	4Q15	2015	1Q16	2Q16	3Q16	4Q16	2016	1Q17	2Q17	3Q17
Total Net Sales	**$797.1**	**$210.9**	**$230.1**	**$243.3**	**$223.1**	**$907.4**	**$203.5**	**$236.3**	**$228.0**	**$173.3**	**$841.2**	**$143.5**	**$172.1**	**$165.1**	**$108.9**	**$589.7**	**$104.1**	**$111.9**	**$107.5**	**$124.7**	**$448.1**	**$129.5**	**$126.8**	**$130.6**
Cost of Goods Sold	(721.8)	(187.9)	(208.0)	(218.2)	(197.3)	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)	(108.4)	(132.5)	(124.4)	(71.0)	(436.3)	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)	(92.6)	(85.0)	($89.1)
Operating Expenses	(18.7)	(5.9)	(6.1)	(6.6)	(7.2)	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)	(10.6)	(10.8)	(11.6)	(11.7)	(44.8)	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)	(10.4)	(10.0)	($10.7)
Contribution Margin	**$56.6**	**$17.2**	**$16.1**	**$18.4**	**$18.6**	**$70.3**	**$22.8**	**$30.2**	**$23.7**	**$29.3**	**$106.0**	**$24.5**	**$28.8**	**$29.1**	**$26.2**	**$108.6**	**$26.8**	**$30.0**	**$24.7**	**$27.2**	**$108.7**	**$26.5**	**$31.8**	**$30.8**
Depreciation and Amortization	(9.3)	(2.4)	(2.4)	(2.6)	(3.4)	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)	(4.0)	(4.7)	(4.5)	(5.9)	(19.2)	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)	(5.2)	(5.7)	($5.5)
General and Administration Expense	(7.7)	(1.7)	(1.1)	(1.8)	(1.7)	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)	(3.4)	(3.0)	(2.7)	(2.3)	(11.4)	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)	(2.8)	(2.7)	($2.8)
Gain (Loss) on Asset Disposal	-	-	-	-	(0.2)	(0.2)	-	(0.1)	-	-	(0.1)	-	-	-	(0.1)	(0.1)	0.0	-	($0.0)	$0.0	0.0	(0.0)	0.0	($0.0)
Operating Income	**$39.6**	**$13.1**	**$12.6**	**$14.0**	**$13.3**	**$53.2**	**$16.8**	**$24.4**	**$17.5**	**$22.1**	**$80.8**	**$17.1**	**$21.1**	**$21.8**	**$17.9**	**$77.9**	**$19.0**	**$22.5**	**$17.0**	**$19.2**	**$77.7**	**$18.5**	**$23.4**	**$22.6**
Interest Expense, net	(3.6)	(0.8)	(0.8)	(1.2)	(1.8)	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)	(2.2)	(2.6)	(2.8)	(3.0)	(10.7)	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)	(4.1)	(5.5)	($7.1)
(Loss) Income from Equity Method Invesments													(0.1)	(0.3)	(0.1)	(0.6)	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)	0.2	1.2	$1.6
Income Taxes	-	(0.1)	(0.1)	(0.3)	(0.2)	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)	(0.3)	(0.1)	(0.1)	0.6	0.2	(0.1)	(0.129)	($0.1)	$0.3	(0.1)	(0.1)	(0.1)	($0.2)
Net Income	**$36.0**	**$12.2**	**$11.8**	**$12.5**	**$11.3**	**$47.8**	**$14.7**	**$21.8**	**$15.1**	**$20.5**	**$72.0**	**$14.6**	**$18.3**	**$18.6**	**$15.3**	**$66.8**	**$15.4**	**$18.9**	**$13.2**	**$15.3**	**$62.8**	**$14.6**	**$19.0**	**$16.9**
EBITDA:																								
Net Income	$36.0	$12.2	$11.8	$12.5	$11.3	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3	$66.8	$15.4	$18.9	$13.2	$15.3	$62.8	$14.6	$19.0	$16.9
Income Taxes	-	0.1	0.1	0.3	0.2	0.8	0.1	0.3	0.2	(0.5)	0.1	0.3	0.1	0.1	(0.6)	(0.2)	0.1	0.1	$0.1	($0.3)	0.1	0.1	0.1	0.2
Depreciation and Amortization	9.3	2.4	2.4	2.6	3.4	10.7	3.4	3.5	3.7	3.9	14.6	4.0	4.7	4.5	5.9	19.2	5.0	4.8	$5.4	$5.6	20.8	5.2	5.7	5.5
Interest Expense, net	3.6	0.8	0.8	1.2	1.8	4.6	2.0	2.3	2.2	2.1	8.7	2.2	2.6	2.8	3.0	10.7	3.2	3.3	$3.4	$3.7	13.6	4.1	5.5	7.1
EBITDA	$48.9	$15.5	$15.0	$16.6	$16.7	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4	$21.1	$25.7	$26.1	$23.6	$96.5	$23.7	$27.1	$22.0	$24.4	$97.3	$23.9	$30.3	$29.7

(1) Includes approximately $2.0 million of estimated annual incremental general and administrative expenses expected to incur as a result of being a separate publicly traded partnership.
(2) Interest expense and cash interest both include commitment fees and interest expense that would have been paid by the predecessor had the revolving credit facility been in place during the 12 months ended 9/30/13 period presented and Delek Logistics had borrowed $90.0 million under the facility at the beginning of the period. Interest expense also includes the amortization of debt issuance costs incurred in connection with our revolving credit facility.
(3) Forecast provided in the IPO prospectus on Nov. 1, 2012.
(4) Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
(5) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 drop downs.
Note: May not foot due to rounding.

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Investor Relations Contact: Kevin Kremke Keith Johnson Executive Vice President, CFO Vice President of Investor Relations 615-224-1323 615-435-1366